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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-44934, 333-85058, 333-99793) and Form S-3
(Nos. 333-85694, 333-88608, 333-99697) of Proxim Corporation of our report dated January 24, 2003, except for Note 19, as to which the date is March 17, 2003, appearing on this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 28, 2003